Property, Plant and Equipment (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Land	$ 39,800	$ 39,800
Buildings and equipment	81,488	65,878
Other	2,035	1,945
Total property, plant and equipment	123,323	107,623
Proved oil and gas properties	1,122	4,949
Less accumulated depreciation, depletion and amortization	(11,510)	(3,968)
Property and equipment, net	$ 112,935	$ 108,604